UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 25, 2005

Bear Stearns Asset Backed Securities I LLC
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	333-125422 (Commission File Number)	20-0842986 (IRS Employer Identification No.)
383 Madison Avenue, New York, New York (Address of principal executive offices)	10179 (Zip Code)

Registrant's telephone number, including area code 212-272-2000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 - Other Events

Item 8.01. Other Events.

This current report on Form 8-K relates to the monthly distribution reported to the holders of Bear Steans Asset Backed Securities I Trust 2005-HE8 Assect-Backed Certificates, Series 2005-HE8, which was made on October 25, 2005.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

(Exhibit No. Description)
99.1 Monthly distribution report pursuant to Section 5.06 of the Pooling and Servicing Agreement for the distribution on October 25, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LASALLE BANK NATIONAL ASSOCIATION, IN ITS CAPACITY AS TRUSTEE UNDER THE POOLING AND SERVICING AGREEMENT ON BEHALF OF BEAR STEARNS ASSET BACKED SECURITIES I LLC, REGISTRANT

By: /s/ Russell Goldenberg Russell Goldenberg Group Senior Vice President

Date: October 26, 2005
Bear Stearns Asset Backed Securities I Trust
Asset-Backed Certificates
Series 2005-HE8
ABN AMRO Acct: 722959.1
Reporting Package Table of Contents
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Oct-05
25-Oct-05
26-Sep-05
25-Nov-05
24-Oct-05
Administrator:
Kim Sturm 312.904.4373
kimberly.sturm@abnamro.com
Analyst:
Chris Suh 714.259.6266
chris.k.suh@abnamro.com
Statement Date:
135 S. LaSalle Street, Suite 1625
Chicago, IL 60603
USA
Statements to Certificateholders
Cash Reconciliation Summary
Bond Interest Reconciliation
Bond Principal Reconciliation
Shortfall Summary Report
Swap Summary Report
Rating Information
Asset-Backed Facts - End of Month Scheduled Balances
Asset-Backed Facts ~ 15 Month Loan Status Summary Part I
Asset-Backed Facts ~ 15 Month Loan Status Summary Part II
Page 2-3
Page 4-8

Page 15-19
Page 20-24
Asset-Backed Facts ~ 15 Month Loan Payoff/Loss Summary
Realized Loss Detail
Page 25-29

Page(s)
Information is available for this issue from the following sources
Issue Id:
Monthly Data File
Name:
BS005HE8
BS005HE8_200510_3.ZIP
Closing Date:
First Payment Date:
Rated Final Payment: Date:
31-Aug-05
26-Sep-05
27-Aug-35
Parties to The Transaction
Depositor: Bear Stearns Asset Backed Securities, Inc.
Underwriter: Bear Stearns & Co. Inc.
Master Servicer: EMC Mortgage Corporation
Rating Agency: Standard & Poor's/Moody's Investors Service, Inc./Fitch Ratings
800.246.5761
LaSalle Factor Line
LaSalle Web Site
Servicer Web Site
www.emcmortgagecorp.com
www.etrustee.net

24-Oct-2005 - 12:42 (W943 - W959, X566 -X568) (c) 2005 LaSalle Bank N.A.

Class
CUSIP
Original
Opening
Principal
Principal
Negative
Closing
Interest
Interest
Pass-Through
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Next Rate(3)
WAC:
WAMM:
Current Index:
Next Index:
Payment Date:
Prior Payment:
Next Payment:
Record Date:
7.377741%
3.830000%
4.037500%
25-Oct-05
25-Oct-05
26-Sep-05
25-Nov-05
24-Oct-05
Bear Stearns Asset Backed Securities I Trust
Asset-Backed Certificates
Series 2005-HE8
Face Value (1)
Balance
Payment
Adj. or Loss
Amortization
Balance
Payment (2)
Adjustment
Rate
344
Bond Payments
Statement Date:
ABN AMRO Acct: 722959.1
941.762043155
39.556810926
0.000000000
902.205232230
2.996634491
4.1575000000%
0.00
0.00
0.000000000
3.9500000000%
0.000000000
073879J33
A-1
391,703,000.00
15,494,521.51
0.00
353,396,496.08
1,173,790.72
368,891,017.59
1000.000000000
0.000000000
0.000000000
1000.000000000
3.294722238
4.2975000000%
0.00
0.00
0.000000000
4.0900000000%
0.000000000
073879J41
A-2
141,740,000.00
0.00
0.00
141,740,000.00
466,993.93
141,740,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
3.391388773
4.4175000000%
0.00
0.00
0.000000000
4.2100000000%
0.000000000
073879J58
A-3
40,741,000.00
0.00
0.00
40,741,000.00
138,168.57
40,741,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
3.488055635
4.5375000000%
0.00
0.00
0.000000000
4.3300000000%
0.000000000
073879J66
M-1
34,834,000.00
0.00
0.00
34,834,000.00
121,502.93
34,834,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
3.608888904
4.6875000000%
0.00
0.00
0.000000000
4.4800000000%
0.000000000
073879J74
M-2
72,730,000.00
0.00
0.00
72,730,000.00
262,474.49
72,730,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.132500144
5.3375000000%
0.00
0.00
0.000000000
5.1300000000%
0.000000000
073879J82
M-3
34,834,000.00
0.00
0.00
34,834,000.00
143,951.51
34,834,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.293611982
5.5375000000%
0.00
0.00
0.000000000
5.3300000000%
0.000000000
073879J90
M-4
5,742,000.00
0.00
0.00
5,742,000.00
24,653.92
5,742,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.696388970
6.0375000000%
0.00
0.00
0.000000000
5.8300000000%
0.000000000
073879K23
M-5
10,335,000.00
0.00
0.00
10,335,000.00
48,537.18
10,335,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
5.146997562
7.0375000000%
0.00
0.00
0.000000000
6.3893757981%
0.000000000
073879K31
M-6
5,742,000.00
0.00
0.00
5,742,000.00
29,554.06
5,742,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
5.146997113
7.0375000000%
0.00
0.00
0.000000000
6.3893757981%
0.000000000
073879K49
M-7
7,273,000.00
0.00
0.00
7,273,000.00
37,434.11
7,273,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
68.381676318
0.00
0.00
0.000000000
N/A
0.000000000
N
073879L22
CE
19,904,510.73
0.00
0.00
19,904,510.73
1,361,103.81
19,904,510.73
1000.000000000
0.000000000
0.000000000
1000.000000000
2868334.200000000
0.00
286,833.42
2868334.200000000
N/A
0.000000000
073879K98
P
100.00
0.00
0.00
100.00
286,833.42
100.00
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.00
0.00
0.000000000
N/A
0.000000000
073879K56
R-I
0.00
0.00
0.00
0.00
0.00
0.00
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.00
0.00
0.000000000
N/A
0.000000000
073879K64
R-II
0.00
0.00
0.00
0.00
0.00
0.00
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.00
0.00
0.000000000
N/A
0.000000000
073879K72
R-III
0.00
0.00
0.00
0.00
0.00
0.00
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.00
0.00
0.000000000
N/A
0.000000000
073879K80
RX
0.00
0.00
0.00
0.00
0.00
0.00
24-Oct-2005 - 12:42 (W943 - W959, X566 -X568) (c) 2005 LaSalle Bank N.A.

Notes: (1) N denotes notional balance not included in total (2) Accrued Interest Plus/Minus Interest Adjustment Minus Deferred Interest equals Interest Payment (3) Estimated. * Denotes Controlling Class

Class
CUSIP
Original
Opening
Principal
Principal
Negative
Closing
Interest
Interest
Pass-Through
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Next Rate(3)
WAC:
WAMM:
Current Index:
Next Index:
Payment Date:
Prior Payment:
Next Payment:
Record Date:
7.377741%
3.830000%
4.037500%
25-Oct-05
25-Oct-05
26-Sep-05
25-Nov-05
24-Oct-05
Bear Stearns Asset Backed Securities I Trust
Asset-Backed Certificates
Series 2005-HE8
Face Value (1)
Balance
Payment
Adj. or Loss
Amortization
Balance
Payment (2)
Adjustment
Rate
344
Bond Payments
Statement Date:
ABN AMRO Acct: 722959.1
Total P&I Payment
0.00
286,833.42
745,674,100.00
722,862,117.59
19,589,520.16
Total
707,367,596.08
15,494,521.51
0.00
4,094,998.65
24-Oct-2005 - 12:42 (W943 - W959, X566 -X568) (c) 2005 LaSalle Bank N.A.

Notes: (1) N denotes notional balance not included in total (2) Accrued Interest Plus/Minus Interest Adjustment Minus Deferred Interest equals Interest Payment (3) Estimated. * Denotes Controlling Class

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Oct-05
25-Oct-05
26-Sep-05
25-Nov-05
24-Oct-05
Asset-Backed Certificates
Series 2005-HE8
ABN AMRO Acct: 722959.1
Statement Date:
Cash Reconciliation Summary
0.00
0.00
Interest Summary
Total Trustee Fees
Available Interest
4,540,558.91
Fee Summary
Total Servicing Fees
Principal Summary
Scheduled Principal Distribution
Unscheduled:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Unscheduled Principal Distribution
Remittance Principal
Servicer Wire Amount
424,456.69
45,805.22
15,024,259.60
0.00
0.00
0.00
20,038,484.76
Pool Balance Summary
Beginning Pool
Scheduled Principal Distribution
Unscheduled Principal
Distribution
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance/Amount
Count
742,766,528.32
424,456.69
15,070,064.82
0.00
0.00
0.00
727,272,006.81
4,872
85
0
0
4,787
309,486.05
Extra Principal
Trigger Event
No
0.00
15,494,521.51
Overcollateralization Amt
19,904,510.73
Less Extra Principal
Remittance Interest
0.00
4,540,558.91
0.00
15,070,064.82
Less Mod Losses
Interest Due Trust
Total Trustee Fees
)
(3,404.35
4,543,963.25
Total Fees
312,890.40
Insurance Premium
Reimbursement Amt
Class II-A Policy - Interest
Class II-A Policy - Principal
Other
Total Reimbursement Amt
Rolling 3-Month Delinquency
%
0.57
0
0.00
3,404.35
LPMI Fees
0.00
0.00
0.00

24-Oct-2005 - 12:42 (W943 - W959, X566 -X568) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Oct-05
25-Oct-05
26-Sep-05
25-Nov-05
24-Oct-05
Asset-Backed Certificates
Series 2005-HE8
ABN AMRO Acct: 722959.1
Statement Date:
Cash Reconciliation Summary Fixed 1st Lien
0.00
0.00
Interest Summary
Total Trustee Fees
Available Interest
758,645.68
Fee Summary
Total Servicing Fees
Principal Summary
Scheduled Principal Distribution
Unscheduled:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Unscheduled Principal Distribution
Remittance Principal
Servicer Wire Amount
134,469.35
18,687.39
1,652,011.38
0.00
0.00
0.00
2,564,408.30
Pool Balance Summary
Beginning Pool
Scheduled Principal Distribution
Unscheduled Principal
Distribution
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance/Amount
Count
129,708,370.55
134,469.35
1,670,698.77
0.00
0.00
0.00
127,903,202.43
942
10
0
0
932
54,045.15
Trigger Event
No
1,805,168.12
Overcollateralization Amt
19,904,510.73
Remittance Interest
758,645.68
0.00
1,670,698.77
Less Mod Losses
Interest Due Trust
Total Trustee Fees
)
(594.50
759,240.18
Total Fees
54,639.65
Insurance Premium
Reimbursement Amt
Class II-A Policy - Interest
Class II-A Policy - Principal
Other
Total Reimbursement Amt
Rolling 3-Month Delinquency
%
0.57
0
0.00
594.50
LPMI Fees
0.00
0.00
0.00

24-Oct-2005 - 12:42 (W943 - W959, X566 -X568) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Oct-05
25-Oct-05
26-Sep-05
25-Nov-05
24-Oct-05
Asset-Backed Certificates
Series 2005-HE8
ABN AMRO Acct: 722959.1
Statement Date:
Cash Reconciliation Summary Fixed 2nd Lien
0.00
0.00
Interest Summary
Total Trustee Fees
Available Interest
312,602.66
Fee Summary
Total Servicing Fees
Principal Summary
Scheduled Principal Distribution
Unscheduled:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Unscheduled Principal Distribution
Remittance Principal
Servicer Wire Amount
19,649.08
6,763.48
694,399.25
0.00
0.00
0.00
1,033,584.15
Pool Balance Summary
Beginning Pool
Scheduled Principal Distribution
Unscheduled Principal
Distribution
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance/Amount
Count
37,021,193.43
19,649.08
701,162.73
0.00
0.00
0.00
36,300,381.62
749
14
0
0
735
15,425.50
Trigger Event
No
720,811.81
Overcollateralization Amt
19,904,510.73
Remittance Interest
312,602.66
0.00
701,162.73
Less Mod Losses
Interest Due Trust
Total Trustee Fees
)
(169.68
312,772.34
Total Fees
15,595.18
Insurance Premium
Reimbursement Amt
Class II-A Policy - Interest
Class II-A Policy - Principal
Other
Total Reimbursement Amt
Rolling 3-Month Delinquency
%
0.57
0
0.00
169.68
LPMI Fees
0.00
0.00
0.00

24-Oct-2005 - 12:42 (W943 - W959, X566 -X568) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Oct-05
25-Oct-05
26-Sep-05
25-Nov-05
24-Oct-05
Asset-Backed Certificates
Series 2005-HE8
ABN AMRO Acct: 722959.1
Statement Date:
Cash Reconciliation Summary ARM-228
0.00
0.00
Interest Summary
Total Trustee Fees
Available Interest
2,659,739.78
Fee Summary
Total Servicing Fees
Principal Summary
Scheduled Principal Distribution
Unscheduled:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Unscheduled Principal Distribution
Remittance Principal
Servicer Wire Amount
221,757.12
16,258.99
9,210,041.62
0.00
0.00
0.00
12,109,830.68
Pool Balance Summary
Beginning Pool
Scheduled Principal Distribution
Unscheduled Principal
Distribution
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance/Amount
Count
443,599,805.59
221,757.12
9,226,300.61
0.00
0.00
0.00
434,151,747.86
2,480
43
0
0
2,437
184,833.25
Trigger Event
No
9,448,057.73
Overcollateralization Amt
19,904,510.73
Remittance Interest
2,659,739.78
0.00
9,226,300.61
Less Mod Losses
Interest Due Trust
Total Trustee Fees
)
(2,033.17
2,661,772.95
Total Fees
186,866.42
Insurance Premium
Reimbursement Amt
Class II-A Policy - Interest
Class II-A Policy - Principal
Other
Total Reimbursement Amt
Rolling 3-Month Delinquency
%
0.57
0
0.00
2,033.17
LPMI Fees
0.00
0.00
0.00

24-Oct-2005 - 12:42 (W943 - W959, X566 -X568) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Oct-05
25-Oct-05
26-Sep-05
25-Nov-05
24-Oct-05
Asset-Backed Certificates
Series 2005-HE8
ABN AMRO Acct: 722959.1
Statement Date:
Cash Reconciliation Summary ARM-327
0.00
0.00
Interest Summary
Total Trustee Fees
Available Interest
809,570.79
Fee Summary
Total Servicing Fees
Principal Summary
Scheduled Principal Distribution
Unscheduled:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Unscheduled Principal Distribution
Remittance Principal
Servicer Wire Amount
48,581.14
4,095.36
3,467,807.35
0.00
0.00
0.00
4,330,661.64
Pool Balance Summary
Beginning Pool
Scheduled Principal Distribution
Unscheduled Principal
Distribution
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance/Amount
Count
132,437,158.75
48,581.14
3,471,902.71
0.00
0.00
0.00
128,916,674.90
701
18
0
0
683
55,182.15
Trigger Event
No
3,520,483.85
Overcollateralization Amt
19,904,510.73
Remittance Interest
809,570.79
0.00
3,471,902.71
Less Mod Losses
Interest Due Trust
Total Trustee Fees
)
(607.00
810,177.79
Total Fees
55,789.15
Insurance Premium
Reimbursement Amt
Class II-A Policy - Interest
Class II-A Policy - Principal
Other
Total Reimbursement Amt
Rolling 3-Month Delinquency
%
0.57
0
0.00
607.00
LPMI Fees
0.00
0.00
0.00

24-Oct-2005 - 12:42 (W943 - W959, X566 -X568) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Class
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Oct-05
25-Oct-05
26-Sep-05
25-Nov-05
24-Oct-05
Asset-Backed Certificates
Series 2005-HE8
ABN AMRO Acct: 722959.1
Bond Interest Reconciliation
Additions
Accrual
Method Days
Statement Date:
Accrued
Certificate
Interest
Prior
Int Carry-Fwd
Shortfall
Prior
Shortfall
Reimbursement
Other
Int ere st
Proceeds
Other
Int ere st
Losses
Current
Int Carry-Fwd
Shortfall
Remaining
Int Carry-Fwd
Shortfall
Net Cap Rate
in Effect
Y/ N
Distributable
Certificate
Int ere st
Int ere st
Payment
Amount
Deductions
Outstanding
Deposits from YM
Agreement
Remaining Basis Risk
Carry-Fwd Shortfall
Current Basis Risk
Carry-Fwd Shortfall
0.00
29
1,173,790.72
1,173,790.72
Act/360
0.00
1,173,790.72
0.00
0.00
0.00
0.00
No
A-1
0.00
0.00
0.00
0.00
29
466,993.93
466,993.93
Act/360
0.00
466,993.93
0.00
0.00
0.00
0.00
No
A-2
0.00
0.00
0.00
0.00
29
138,168.57
138,168.57
Act/360
0.00
138,168.57
0.00
0.00
0.00
0.00
No
A-3
0.00
0.00
0.00
0.00
29
121,502.93
121,502.93
Act/360
0.00
121,502.93
0.00
0.00
0.00
0.00
No
M-1
0.00
0.00
0.00
0.00
29
262,474.49
262,474.49
Act/360
0.00
262,474.49
0.00
0.00
0.00
0.00
No
M-2
0.00
0.00
0.00
0.00
29
143,951.51
143,951.51
Act/360
0.00
143,951.51
0.00
0.00
0.00
0.00
No
M-3
0.00
0.00
0.00
0.00
29
24,653.92
24,653.92
Act/360
0.00
24,653.92
0.00
0.00
0.00
0.00
No
M-4
0.00
0.00
0.00
0.00
29
48,537.18
48,537.18
Act/360
0.00
48,537.18
0.00
0.00
0.00
0.00
No
M-5
0.00
0.00
0.00
0.00
29
29,554.06
29,554.06
Act/360
0.00
29,554.06
0.00
0.00
0.00
0.00
No
M-6
0.00
0.00
0.00
0.00
29
37,434.11
37,434.11
Act/360
0.00
37,434.11
0.00
0.00
0.00
0.00
No
M-7
0.00
0.00
0.00
0.00
30
1,361,103.81
1,361,103.81
30/360
0.00
1,361,103.81
0.00
0.00
0.00
0.00
No
CE
0.00
0.00
0.00
0.00
30
286,833.42
286,833.42
0.00
0.00
0.00
0.00
0.00
0.00
No
P
0.00
0.00
0.00
0.00
0.00
0.00
3,808,165.23
4,094,998.65
4,094,998.65
0.00
0.00
0.00
0.00
0.00
0.00
(2) Interest Carry-Forward Shortfall is unpaid interest with interest thereon
(3) Basis Risk Carry-Forward Shortfall - difference between LIBOR plus margin and the Net Rate Cap.
24-Oct-2005 - 12:42 (W943 - W959, X566 -X568) (c) 2005 LaSalle Bank N.A.

(1) Other Interest Proceeds are additional interest amounts specifically allocated to the bond(s) and used in determining the bonds Distributable Interest.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Oct-05
25-Oct-05
26-Sep-05
25-Nov-05
24-Oct-05
Asset-Backed Certificates
Series 2005-HE8
ABN AMRO Acct: 722959.1
Bond Principal Reconciliation
Credit Support
Original
Current(4)
Statement Date:
Beginning
Class Balance
Unscheduled
Principal
Payment
Extra
Principal
Payment Amt
Prior
Loss
Reimburs.
Rated
Final
Maturity
Class
Current
Losses
Original
Class Balance
Scheduled
Principal
Payment
Ending
Class Balance
Cumulative
Losses
Interest on
Losses
Additions
Losses
5.00
1.00
A-1
23.00%
24.24%
7/25/2028
353,396,496.08
0.00
0.00
368,891,017.59
391,703,000.00
424,456.69
0.00
0.00
0.00
15,070,064.82
A-2
23.00%
24.24%
12/26/2033
141,740,000.00
0.00
0.00
141,740,000.00
141,740,000.00
0.00
0.00
0.00
0.00
0.00
A-3
23.00%
24.24%
8/27/2035
40,741,000.00
0.00
0.00
40,741,000.00
40,741,000.00
0.00
0.00
0.00
0.00
0.00
M-1
18.33%
19.32%
8/27/2035
34,834,000.00
0.00
0.00
34,834,000.00
34,834,000.00
0.00
0.00
0.00
0.00
0.00
M-2
8.57%
9.04%
8/27/2035
72,730,000.00
0.00
0.00
72,730,000.00
72,730,000.00
0.00
0.00
0.00
0.00
0.00
M-3
3.90%
4.11%
8/27/2035
34,834,000.00
0.00
0.00
34,834,000.00
34,834,000.00
0.00
0.00
0.00
0.00
0.00
M-4
3.13%
3.30%
8/27/2035
5,742,000.00
0.00
0.00
5,742,000.00
5,742,000.00
0.00
0.00
0.00
0.00
0.00
M-5
1.75%
1.84%
8/27/2035
10,335,000.00
0.00
0.00
10,335,000.00
10,335,000.00
0.00
0.00
0.00
0.00
0.00
M-6
0.98%
1.03%
8/27/2035
5,742,000.00
0.00
0.00
5,742,000.00
5,742,000.00
0.00
0.00
0.00
0.00
0.00
M-7
0.00%
0.00%
8/27/2035
7,273,000.00
0.00
0.00
7,273,000.00
7,273,000.00
0.00
0.00
0.00
0.00
0.00
CE
NA
NA
8/27/2035
19,904,510.73
0.00
0.00
19,904,510.73
19,904,510.73
0.00
0.00
0.00
0.00
0.00
P
NA
NA
8/27/2035
100.00
0.00
0.00
100.00
100.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
424,456.69
0.00
15,070,064.82
0.00
745,674,100.00
707,367,596.08
722,862,117.59
24-Oct-2005 - 12:42 (W943 - W959, X566 -X568) (c) 2005 LaSalle Bank N.A.

(1) Extra Principal Amounts: the lessor of (i) the excess, if any, of the overcollateralization Target Amount over the Overcollateralization Amount.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Oct-05
25-Oct-05
26-Sep-05
25-Nov-05
24-Oct-05
Asset-Backed Certificates
Series 2005-HE8
ABN AMRO Acct: 722959.1
Interest Adjustments Summary
Statement Date:
0.00
0.00
0.00
0.00
Special Servicing Fees
Workout Fees
Liquidation Fees
Legal Fees
0.00
0.00
Misc. Fees & Expenses Paid by/to Servicer
Interest Paid to Servicer on Outstanding Advances
0.00
0.00
ASER Interest Advance Reduction
Interest Not Advanced (Current Period)
Recoup of Prior Advances by Servicer
0.00
0.00
Servicing Fees Paid Servicer on Loans Not Advanced
Misc. Fees & Expenses Paid by Trust
0.00
0.00
0.00
Shortfall Due to Rate Modification
Total Shortfall Allocated to the Bonds
Total Interest Adjustment to the Bonds
0.00
Shortfall Allocated to the Bonds:
Excess Allocated to the Bonds:
Other Interest Proceeds Due the Bonds
Yield Maintenance Penalties Due the Bonds
Prepayment Penalties Due the Bonds
Recovered ASER Interest Due the Bonds
Recovered Interest Due the Bonds
Less Total Shortfall Allocated to the Bonds
Total Excess Allocated to the Bonds
286,833.42
286,833.42
Total Excess Allocated to the Bonds
286,833.42
0.00
Aggregate Interest Adjustment Allocated to the Bonds
0.00
286,833.42
0.00
0.00
Prepayment Interest Excess Due the Bonds
0.00
ARD Excess Interest
0.00
0.00
0.00
Net Prepayment Int. Shortfalls Allocated to the Bonds
Other Interest Loss
Interest Income
0.00

24-Oct-2005 - 12:42 (W943 - W959, X566 -X568) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Oct-05
25-Oct-05
26-Sep-05
25-Nov-05
24-Oct-05
Asset-Backed Certificates
Series 2005-HE8
ABN AMRO Acct: 722959.1
SWAP Payments
Statement Date:
Net Swap payment payable to the Swap Provider
Net Swap payment payable to the Swap Administrator
Swap Termination payment payable to the Swap Administrator
Swap Termination payment payable to the Swap Provider
0.00
445,560.28
0.00
0.00

24-Oct-2005 - 12:42 (W943 - W959, X566 -X568) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Oct-05
25-Oct-05
26-Sep-05
25-Nov-05
24-Oct-05
Asset-Backed Certificates
Series 2005-HE8
ABN AMRO Acct: 722959.1
Rating Information
Class
CUSIP
Fitch
Moody's
S&P
Fitch
Moody's
S&P
Original Ratings
Rating Change/Change Date(1)
Statement Date:
A-1
073879J33
AAA
Aaa
AAA
A-2
073879J41
AAA
Aaa
AAA
A-3
073879J58
AAA
Aaa
AAA
M-1
073879J66
AAA
NR
AAA
M-2
073879J74
AA
NR
AA
M-3
073879J82
A
NR
A
M-4
073879J90
A-
NR
A-
M-5
073879K23
BBB+
NR
BBB+
M-6
073879K31
BBB
NR
BBB
M-7
073879K49
BBB-
NR
BBB-
CE
073879L22
NR
NR
NR
P
073879K98
NR
NR
NR

24-Oct-2005 - 12:42 (W943 - W959, X566 -X568) (c) 2005 LaSalle Bank N.A.
NR - Designates that the class was not rated by the rating agency.
(1)
Changed ratings provided on this report are based on information provided by the applicable rating agency via electronic transmission. It shall be understood that this transmission will generally have been provided to
LaSalle within 30 days of the payment date listed on this statement. Because ratings may have changed during the 30 day window, or may not be being provided by the rating agency in an electronic format and therefore not being updated on this report, LaSalle recommends that investors obtain current rating information directly from the rating agency.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Oct-05
25-Oct-05
26-Sep-05
25-Nov-05
24-Oct-05
Asset-Backed Certificates
Series 2005-HE8
ABN AMRO Acct: 722959.1
End of Month Scheduled Balance Reporting
Statement Date:
- Summary of Servicer Delinquency Status
Total
Type
Count
Count (%)
Sch UPB
Sch UPB (%)
Arrears
Arrears (%)
F/C Quick Sale Value
REO Book Value
712,097,038.51
0.00
0.00
0.00
%
96.7938
%
0.0000
0
4,663
%
95.7102
16,224,210.55
0.00
0.00
0.00
%
2.2053
%
0.0000
30
108
%
2.2167
5,940,894.54
0.00
0.00
0.00
%
0.8075
%
0.0000
60
49
%
1.0057
222,637.47
0.00
0.00
0.00
%
0.0303
%
0.0000
90+
1
%
0.0205
1,076,086.70
0.00
0.00
0.00
%
0.1463
%
0.0000
BKY0
11
%
0.2258
123,550.50
0.00
0.00
0.00
%
0.0168
%
0.0000
BKY30
1
%
0.0205
0.00
0.00
0.00
0.00
%
0.0000
%
0.0000
PIF
39
%
0.8005
Total:
4,872
735,684,418.27
0.00
%
100.0000
%
100.0000
%
0.0000
0.00
0.00
DLQ Total:
159
22,511,293.06
0.00
0.00
0.00
3.2635%
3.0599%
0.0000%

24-Oct-2005 - 12:42 (W943 - W959, X566 -X568) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Oct-05
25-Oct-05
26-Sep-05
25-Nov-05
24-Oct-05
Asset-Backed Certificates
Series 2005-HE8
ABN AMRO Acct: 722959.1
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part I
Distribution
Date
REO
#
Balance
Statement Date:
Foreclosure
Delinq 3+ Months
Delinq 2 Months
Delinq 1 Month
Current
#
Balance
#
Balance
#
Balance
#
Balance
#
Balance
Delinquency Aging Categories
2.19%
2.15%
1.00%
0.75%
1
0.02%
222,637
0.03%
0.00%
0.00%
0.00%
0.00%
25-Oct-05
105
15,656,394
48
5,474,909
0
0
0
0
4,633
705,918,067
96.78%
97.06%
2.20%
2.01%
0.02%
0.03%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
26-Sep-05
107
14,963,014
1
222,867
0
0
0
0
4,764
727,580,647
97.78%
97.96%

24-Oct-2005 - 12:42 (W943 - W959, X566 -X568) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Oct-05
25-Oct-05
26-Sep-05
25-Nov-05
24-Oct-05
Asset-Backed Certificates
Series 2005-HE8
ABN AMRO Acct: 722959.1
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part I
Distribution
Date
REO
#
Balance
Statement Date:
Foreclosure
Delinq 3+ Months
Delinq 2 Months
Delinq 1 Month
Current
#
Balance
#
Balance
#
Balance
#
Balance
#
Balance
Delinquency Aging Categories
Fixed 1st Lien
1.29%
0.92%
0.21%
0.17%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
25-Oct-05
12
1,181,338
2
218,056
0
0
0
0
918
126,503,809
98.50%
98.91%
0.85%
0.62%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
26-Sep-05
8
809,819
0
0
0
0
0
0
934
128,898,551
99.15%
99.38%

24-Oct-2005 - 12:42 (W943 - W959, X566 -X568) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Oct-05
25-Oct-05
26-Sep-05
25-Nov-05
24-Oct-05
Asset-Backed Certificates
Series 2005-HE8
ABN AMRO Acct: 722959.1
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part I
Distribution
Date
REO
#
Balance
Statement Date:
Foreclosure
Delinq 3+ Months
Delinq 2 Months
Delinq 1 Month
Current
#
Balance
#
Balance
#
Balance
#
Balance
#
Balance
Delinquency Aging Categories
Fixed 2nd Lien
0.82%
0.79%
1.90%
1.77%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
25-Oct-05
6
287,979
14
641,894
0
0
0
0
715
35,370,509
97.28%
97.44%
2.67%
2.95%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
26-Sep-05
20
1,091,110
0
0
0
0
0
0
729
35,930,083
97.33%
97.05%

24-Oct-2005 - 12:42 (W943 - W959, X566 -X568) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Oct-05
25-Oct-05
26-Sep-05
25-Nov-05
24-Oct-05
Asset-Backed Certificates
Series 2005-HE8
ABN AMRO Acct: 722959.1
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part I
Distribution
Date
REO
#
Balance
Statement Date:
Foreclosure
Delinq 3+ Months
Delinq 2 Months
Delinq 1 Month
Current
#
Balance
#
Balance
#
Balance
#
Balance
#
Balance
Delinquency Aging Categories
ARM-228
2.87%
2.61%
1.27%
1.03%
1
0.04%
222,637
0.05%
0.00%
0.00%
0.00%
0.00%
25-Oct-05
70
11,340,033
31
4,485,841
0
0
0
0
2,335
418,103,237
95.81%
96.30%
2.74%
2.51%
0.04%
0.05%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
26-Sep-05
68
11,114,391
1
222,867
0
0
0
0
2,411
432,262,547
97.22%
97.44%

24-Oct-2005 - 12:42 (W943 - W959, X566 -X568) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Oct-05
25-Oct-05
26-Sep-05
25-Nov-05
24-Oct-05
Asset-Backed Certificates
Series 2005-HE8
ABN AMRO Acct: 722959.1
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part I
Distribution
Date
REO
#
Balance
Statement Date:
Foreclosure
Delinq 3+ Months
Delinq 2 Months
Delinq 1 Month
Current
#
Balance
#
Balance
#
Balance
#
Balance
#
Balance
Delinquency Aging Categories
ARM-327
2.49%
2.21%
0.15%
0.10%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
25-Oct-05
17
2,847,044
1
129,118
0
0
0
0
665
125,940,513
97.36%
97.69%
1.57%
1.47%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
26-Sep-05
11
1,947,693
0
0
0
0
0
0
690
130,489,466
98.43%
98.53%

24-Oct-2005 - 12:42 (W943 - W959, X566 -X568) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Oct-05
25-Oct-05
26-Sep-05
25-Nov-05
24-Oct-05
Asset-Backed Certificates
Series 2005-HE8
ABN AMRO Acct: 722959.1
Distribution
Date
Statement Date:
Current 31 - 60 Days 61 - 90 Days
90 + Days
# Balance # Balance # Balance
# Balance
Current 31 - 60 Days 61 - 90 Days
90 + Days
# Balance # Balance
# Balance
# Balance
In Foreclosure and Delinquent
In Bankruptcy and Delinquent
In REO and Delinquent
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part II
Current
#
#
#
31 - 60 Days
61 - 90 Days
90 + Days
#
Balance
Balance
Balance
Balance
25-Oct-05
0
0
0
0
1
123,551
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.02%
0.02% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.19%
0.13%
0
0
9
936,743
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
26-Sep-05
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.23%
0.19%
0
0
11
1,375,853
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0

24-Oct-2005 - 12:42 (W943 - W959, X566 -X568) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Oct-05
25-Oct-05
26-Sep-05
25-Nov-05
24-Oct-05
Asset-Backed Certificates
Series 2005-HE8
ABN AMRO Acct: 722959.1
Distribution
Date
Statement Date:
Current 31 - 60 Days 61 - 90 Days
90 + Days
# Balance # Balance # Balance
# Balance
Current 31 - 60 Days 61 - 90 Days
90 + Days
# Balance # Balance
# Balance
# Balance
In Foreclosure and Delinquent
In Bankruptcy and Delinquent
In REO and Delinquent
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part II - Fixed 1st Lien
Current
#
#
#
31 - 60 Days
61 - 90 Days
90 + Days
#
Balance
Balance
Balance
Balance
25-Oct-05
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.11%
0.13%
0
0
1
171,135
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
26-Sep-05
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.21%
0.22%
0
0
2
282,804
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0

24-Oct-2005 - 12:42 (W943 - W959, X566 -X568) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Oct-05
25-Oct-05
26-Sep-05
25-Nov-05
24-Oct-05
Asset-Backed Certificates
Series 2005-HE8
ABN AMRO Acct: 722959.1
Distribution
Date
Statement Date:
Current 31 - 60 Days 61 - 90 Days
90 + Days
# Balance # Balance # Balance
# Balance
Current 31 - 60 Days 61 - 90 Days
90 + Days
# Balance # Balance
# Balance
# Balance
In Foreclosure and Delinquent
In Bankruptcy and Delinquent
In REO and Delinquent
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part II - Fixed 2nd Lien
Current
#
#
#
31 - 60 Days
61 - 90 Days
90 + Days
#
Balance
Balance
Balance
Balance
25-Oct-05
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.27%
0.19%
0
0
2
68,403
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
26-Sep-05
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.27%
0.15%
0
0
2
56,388
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0

24-Oct-2005 - 12:42 (W943 - W959, X566 -X568) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Oct-05
25-Oct-05
26-Sep-05
25-Nov-05
24-Oct-05
Asset-Backed Certificates
Series 2005-HE8
ABN AMRO Acct: 722959.1
Distribution
Date
Statement Date:
Current 31 - 60 Days 61 - 90 Days
90 + Days
# Balance # Balance # Balance
# Balance
Current 31 - 60 Days 61 - 90 Days
90 + Days
# Balance # Balance
# Balance
# Balance
In Foreclosure and Delinquent
In Bankruptcy and Delinquent
In REO and Delinquent
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part II - ARM-228
Current
#
#
#
31 - 60 Days
61 - 90 Days
90 + Days
#
Balance
Balance
Balance
Balance
25-Oct-05
0
0
0
0
1
123,551
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.04%
0.03% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.16%
0.12%
0
0
4
505,196
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
26-Sep-05
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.16%
0.11%
0
0
4
486,900
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0

24-Oct-2005 - 12:42 (W943 - W959, X566 -X568) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Oct-05
25-Oct-05
26-Sep-05
25-Nov-05
24-Oct-05
Asset-Backed Certificates
Series 2005-HE8
ABN AMRO Acct: 722959.1
Distribution
Date
Statement Date:
Current 31 - 60 Days 61 - 90 Days
90 + Days
# Balance # Balance # Balance
# Balance
Current 31 - 60 Days 61 - 90 Days
90 + Days
# Balance # Balance
# Balance
# Balance
In Foreclosure and Delinquent
In Bankruptcy and Delinquent
In REO and Delinquent
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part II - ARM-327
Current
#
#
#
31 - 60 Days
61 - 90 Days
90 + Days
#
Balance
Balance
Balance
Balance
25-Oct-05
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.29%
0.15%
0
0
2
192,009
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
26-Sep-05
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.43%
0.42%
0
0
3
549,761
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0

24-Oct-2005 - 12:42 (W943 - W959, X566 -X568) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Oct-05
25-Oct-05
26-Sep-05
25-Nov-05
24-Oct-05
Asset-Backed Certificates
Series 2005-HE8
ABN AMRO Acct: 722959.1
Asset-Backed Facts ~ 15 Month Historical Payoff/Loss Summary
Distribution
Date
Ending Pool (1)
Payoffs(2)
Realized Losses (2)
Remaining Term
Curr Weighted Avg.
# Balance
# Balance
# Amount
Life
Coupon Remit
Statement Date:
Ending Arrearage (1)
Balance
Insurance
Substitution
Liquidation
Proceeds
Proceeds
Proceeds
25-Oct-05
4,787
96.12%
727,272,007
95.00%
1.74%
2.02%
0
0.00%
0
0.00%
344
7.38%
6.87%
85
15,024,260
0.00
0.00
0.00
0.00
26-Sep-05
4,872
97.83%
742,766,528
97.02%
2.17%
2.91%
0
0.00%
0
0.00%
345
7.38%
6.88%
108
22,312,524
0.00
0.00
0.00
0.00
(1) Percentage based on pool as of cutoff. (2) Percentage based on pool as of beginning of period.

24-Oct-2005 - 12:42 (W943 - W959, X566 -X568) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Oct-05
25-Oct-05
26-Sep-05
25-Nov-05
24-Oct-05
Asset-Backed Certificates
Series 2005-HE8
ABN AMRO Acct: 722959.1
Asset-Backed Facts ~ 15 Month Historical Payoff/Loss Summary
Distribution
Date
Ending Pool (1)
Payoffs(2)
Realized Losses (2)
Remaining Term
Curr Weighted Avg.
# Balance
# Balance
# Amount
Life
Coupon Remit
Statement Date:
Ending Arrearage (1)
Balance
Insurance
Substitution
Liquidation
Proceeds
Proceeds
Proceeds
Fixed 1st Lien
25-Oct-05
932
18.71%
127,903,202
16.71%
1.06%
1.27%
0
0.00%
0
0.00%
337
7.14%
6.64%
10
1,652,011
0.00
0.00
0.00
0.00
26-Sep-05
942
18.92%
129,708,371
16.94%
1.26%
1.65%
0
0.00%
0
0.00%
338
7.15%
6.64%
12
2,181,565
0.00
0.00
0.00
0.00
(1) Percentage based on pool as of cutoff. (2) Percentage based on pool as of beginning of period.

24-Oct-2005 - 12:42 (W943 - W959, X566 -X568) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Oct-05
25-Oct-05
26-Sep-05
25-Nov-05
24-Oct-05
Asset-Backed Certificates
Series 2005-HE8
ABN AMRO Acct: 722959.1
Asset-Backed Facts ~ 15 Month Historical Payoff/Loss Summary
Distribution
Date
Ending Pool (1)
Payoffs(2)
Realized Losses (2)
Remaining Term
Curr Weighted Avg.
# Balance
# Balance
# Amount
Life
Coupon Remit
Statement Date:
Ending Arrearage (1)
Balance
Insurance
Substitution
Liquidation
Proceeds
Proceeds
Proceeds
Fixed 2nd Lien
25-Oct-05
735
14.76%
36,300,382
4.74%
1.87%
1.88%
0
0.00%
0
0.00%
209
10.15%
9.64%
14
694,399
0.00
0.00
0.00
0.00
26-Sep-05
749
15.04%
37,021,193
4.84%
2.09%
2.78%
0
0.00%
0
0.00%
210
10.15%
9.64%
16
1,057,535
0.00
0.00
0.00
0.00
(1) Percentage based on pool as of cutoff. (2) Percentage based on pool as of beginning of period.

24-Oct-2005 - 12:42 (W943 - W959, X566 -X568) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Oct-05
25-Oct-05
26-Sep-05
25-Nov-05
24-Oct-05
Asset-Backed Certificates
Series 2005-HE8
ABN AMRO Acct: 722959.1
Asset-Backed Facts ~ 15 Month Historical Payoff/Loss Summary
Distribution
Date
Ending Pool (1)
Payoffs(2)
Realized Losses (2)
Remaining Term
Curr Weighted Avg.
# Balance
# Balance
# Amount
Life
Coupon Remit
Statement Date:
Ending Arrearage (1)
Balance
Insurance
Substitution
Liquidation
Proceeds
Proceeds
Proceeds
ARM-228
25-Oct-05
2,437
48.94%
434,151,748
56.71%
1.73%
2.08%
0
0.00%
0
0.00%
354
7.26%
6.75%
43
9,210,042
0.00
0.00
0.00
0.00
26-Sep-05
2,480
49.80%
443,599,806
57.94%
2.55%
3.36%
0
0.00%
0
0.00%
355
7.27%
6.76%
65
15,417,620
0.00
0.00
0.00
0.00
(1) Percentage based on pool as of cutoff. (2) Percentage based on pool as of beginning of period.

24-Oct-2005 - 12:42 (W943 - W959, X566 -X568) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Oct-05
25-Oct-05
26-Sep-05
25-Nov-05
24-Oct-05
Asset-Backed Certificates
Series 2005-HE8
ABN AMRO Acct: 722959.1
Asset-Backed Facts ~ 15 Month Historical Payoff/Loss Summary
Distribution
Date
Ending Pool (1)
Payoffs(2)
Realized Losses (2)
Remaining Term
Curr Weighted Avg.
# Balance
# Balance
# Amount
Life
Coupon Remit
Statement Date:
Ending Arrearage (1)
Balance
Insurance
Substitution
Liquidation
Proceeds
Proceeds
Proceeds
ARM-327
25-Oct-05
683
13.71%
128,916,675
16.84%
2.57%
2.62%
0
0.00%
0
0.00%
354
7.23%
6.72%
18
3,467,807
0.00
0.00
0.00
0.00
26-Sep-05
701
14.08%
132,437,159
17.30%
2.09%
2.69%
0
0.00%
0
0.00%
355
7.22%
6.72%
15
3,655,804
0.00
0.00
0.00
0.00
(1) Percentage based on pool as of cutoff. (2) Percentage based on pool as of beginning of period.

24-Oct-2005 - 12:42 (W943 - W959, X566 -X568) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Oct-05
25-Oct-05
26-Sep-05
25-Nov-05
24-Oct-05
Asset-Backed Certificates
Series 2005-HE8
ABN AMRO Acct: 722959.1
Realized Loss Detail
Period
Disclosure
Control #
Appraisal
Date
Appraisal
Value
Beginning
Scheduled
Balance
Gross
Proceeds
Gross Proceeds
as a % of
Sched. Balance
Aggregate
Liquidation
Expenses *
Net
Liquidation
Proceeds
Net Proceeds
as a % of
Sched. Balance
Realized
Loss
Statement Date:
Current Total
Cumulative
24-Oct-2005 - 12:42 (W943 - W959, X566 -X568) (c) 2005 LaSalle Bank N.A.

* Aggregate liquidation expenses also include outstanding P&I advances and unpaid servicing fees, unpaid trustee fees, etc..